DELAWARE VIP® TRUST

Delaware VIP Cash Reserve Series (the "Series")

Supplement to the Series' Statutory Prospectuses dated April 30, 2010

On February 17, 2011, the Board of Trustees of Delaware VIP Trust (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Series. The liquidation and dissolution is expected to take effect approximately 120 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Series, as of the date of this Supplement, the Series will be closed to new investors and all sales efforts will cease. However, the Series will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Until the liquidation of the Series, shareholders will have the opportunity to exchange out of the Series and into another sub-account within their variable insurance product. If a shareholder does not opt to exchange his or her shares of the Series into another sub-account prior to the liquidation, his or her portion of the liquidating distribution will be transferred to a cash-equivalent option within the variable insurance product.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 22, 2011.